UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                Date of Report (Date of earliest event reported)

                               November 20, 2003

                              --------------------

                             CHAAS ACQUISITIONS, LLC

             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                     333-1063                     41-2107245
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
 of Organization)                                            Identification No.)


                           12900 HALL ROAD, SUITE 200

                        STERLING HEIGHTS, MICHIGAN 48313



                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900


                         (Registrant's telephone number,
                              including area code)


                                       N/A

--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 20, 2003, CHAAS Acquisitions, LLC ("the Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers" or "PwC") as the Company's independent accountants and engaged Deloitte & Touche LLP ("D&T") to serve as the Company's independent accountants for the fiscal year ending December 31, 2003.

PricewaterhouseCoopers' reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2002 and December 31, 2001, and through November 20, 2003, there were no disagreements with PricewaterhouseCoopers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC's satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years. During the fiscal years ended December 31, 2002 and December 31, 2001 and through November 20, 2003 there were no reportable events as defined in Item 304
(a) (1) (v) of Regulation S-K of the Securities Exchange Act of 1934.

The Company has provided PricewaterhouseCoopers with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. Attached as Exhibit 16 is a copy of such letter, dated November 26, 2003.

During the fiscal years ended December 31, 2002 and December 31, 2001 and through November 20, 2003, the Company did not consult with D&T regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (1) (v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit No.            Description
             16                 Letter dated November 26, 2003 from
                                PricewaterhouseCoopers LLP to the
                                Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 26, 2003.


                                       CHAAS ACQUISITIONS, LLC
                                            (Registrant)


Date: November 26, 2003              By:/s/ Terence C. Seikel
                                          ---------------------
                                          Terence C. Seikel
                                          President and Chief Executive
                                          Officer

November 26, 2003

Securities and Exchange Commission
450 Fifth Streets N W
Washington, D.C. 20549

Commissioners:

We have read the statements made BY CHAAS Acquisitions, LLC (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 20, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP